FORM 8-K


                    SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549



                             CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the Securities
                        Exchange Act of 1934


                            December 3, 2001
                        --------------------------
                              Date of Report



                          LBO CAPITAL CORP.
        (Exact Name of Registrant as specified in its charter)


              Colorado              33-19107               38-2780733
             --------------     -------------            -------------
           (State or other         (Commission         (I.R.S. Employer
            jurisdiction of        file number)   Identification Number)
            incorporation or
            organization)


      32751 Middlebelt Rd., Suite B
      Farmington Hills, Michigan                             48334-1726
-----------------------------------                      --------------
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code: (248) 851-5651


                               N/A
                          -------------------
          Former name or former address, if changed from last report

ITEM 5:  Other Events

Effective December 3, 2001, the Board of Directors of LBO Capital Corp. (the "Registrant") adopted a resolution extending the exercise period of the Registrant's warrants issued to its directors from December 4, 2001 to December 4, 2002. The warrants were issued as follows:

              Director                              Number of Shares
            ----------------------                  ----------------

              Thomas W. Itin                            1,000,000
              Anthony B. Cashen                           200,000
              Robert W. Schwartz                          100,000

The warrants entitles its holder to purchase one share of the Registrant's $.0001 par value common stock for $.04 each share and can be exercised at any time prior to the extended expiration date of December 4, 2002.

The Registrant's Controller notified the Registrant's Stock Transfer Agent by fax as to the extensions.

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: December 3, 2001

                              LBO CAPITAL CORP.


                              By:  s/s  Thomas W. Itin
                                   -----------------------------
                                       Thomas W. Itin, President